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                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation, by reference, in this Amendment No. 1 to Form S-3 Registration Statement of our Report, dated April 19, 1995, included in the Company's Form 10K for the year ended December 31, 1996 and to all references to our Firm included in this Amendment No. 1 to Form S-3 Registration Statement.

Garden City, New York                              JANOVER RUBINROIT, LLC
May 30, 1997

                                   EXH. 23.2-1